THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated October 2, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. You should read this Supplement together with the prospectus (the “Prospectus”) filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A – Investment Options Available Under The Contract and Appendix B – Investment Requirements.

Fund Name Change: Putnam Investment Management LLC, the investment manager of Putnam VT Sustainable Leaders Fund, has announced that the fund is expected to be renamed Putnam VT Focused U.S. Research Fund on or about October 5, 2026.

Beginning on or about October 5, 2026, all references to Putnam VT Sustainable Leaders Fund in those appendices will be replaced with Putnam VT Focused U.S. Research Fund.

Addition of a New Investment Option: On or about October 27, 2026, the following funds will be added as investment options under your Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Long-term capital appreciation.	LVIP ClearBridge Appreciation Fund – Service Class advised by Lincoln Financial Investments Corporation	0.95%*	14.19%	12.44%	13.05%
Long-term capital appreciation; current income and income growth is a secondary objective.	LVIP ClearBridge Dividend Strategy Fund – Service Class advised by Lincoln Financial Investments Corporation	1.00%*	12.46%	11.69%	12.29%
Long-term growth of capital; current income is a secondary objective.	LVIP ClearBridge Large Cap Value Fund – Service Class advised by Lincoln Financial Investments Corporation	0.97%*	N/A	N/A	N/A

*This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, the fund’s annual expenses reflect temporary expense reductions.

For more information about the underlying funds, including its principal investment strategies and principal risks, please refer to the underlying fund prospectus.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective for October 27, 2026, and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Please note that your Contract may not offer every rider impacted by these requirements.

Applicable Riders/Investment Requirement Option	Investment Requirement Change
o
Lincoln ProtectedPay Select Core® and Estate Lock℠
o
Lincoln ProtectedPay Select Core®
o
Lincoln ProtectedPay Select Plus®
o
Lincoln ProtectedPay Select Max®
o
i4LIFE® Advantage Select Guaranteed Income Benefit
o
Transitions from a Prior Rider to i4LIFE® Advantage Select Guaranteed Income Benefit

The LVIP ClearBridge Appreciation Fund, LVIP ClearBridge Dividend Strategy Fund, and LVIP ClearBridge Large Cap Value Fund will be added to Group 2 (investments cannot exceed 80% of Contract Value or Account Value).

You may obtain additional information, including underlying fund prospectuses and supplements, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.